Exhibit 32 A
                          CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                        PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
                   PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of CBRL Group, Inc. (the "Issuer") on Form 10-Q for the fiscal quarter ended April 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael
A. Woodhouse, President and Chief Executive Officer of the Issuer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.


Date: June 2, 2004           By: /s/ Michael A. Woodhouse
                                 ------------------------
                                 Michael A. Woodhouse,
                                 President and Chief Executive Officer




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Exhibit 32 B
                          CERTIFICATION OF CHIEF FINANCIAL OFFICER
                        PURSUAANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
                    PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of CBRL Group, Inc. (the "Issuer") on Form 10-Q for the fiscal quarter ended April 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lawrence E. White, Senior Vice President-Finance and Chief Financial Officer of the Issuer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.


Date: June 2, 2004         By: /s/ Lawrence E. White
                               ---------------------
                               Lawrence E. White,
                               Senior Vice President, Finance and
                                Chief Financial Officer